UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2025
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Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On September 8, 2025, Barings BDC, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, Barings LLC, and J.P. Morgan Securities LLC, ING Financial Markets LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule A thereto, in connection with the issuance and sale of $300 million in aggregate principal amount (the “Offering”) of the Company’s 5.200% senior, unsecured notes due 2028 (the “Notes”).
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company and Barings LLC. It also provides for customary indemnification by each of the Company, Barings LLC, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-282335) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated September 8, 2025 and a final prospectus supplement dated September 8, 2025.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 8, 2025, among the Company, Barings LLC, and J.P. Morgan Securities LLC, ING Financial Markets LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule A thereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 11, 2025	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and
Chief Operating Officer